UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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American Resources Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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American Resources Corporation

Notice of 2026 Annual Meeting of Shareholders to be held on

April 15, 2025 at 9:00 AM EST

and Proxy Statement

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2026 Proxy Statement

March 6, 2026

Dear American Resources Corporation Shareholders:

We are pleased to invite you to attend this year’s annual shareholder meeting, which is scheduled to be held on April 15, 2026, at 9:00 AM Eastern Time at American Resources Corporation’s corporate headquarters located at 12115 Visionary Way, Suite 174, Fishers, IN 46038.

Only shareholders of record at the close of business on February 17, 2026, or their proxy holders, may vote at the meeting. Attendance at the meeting is limited to shareholders or their proxy holders and American Resources Corporation guests. Only our shareholders or their valid proxy holders may join and address the meeting or vote online through the website www.AALvote.com/AREC.

Please review the proxy card for the instructions on how you can vote your shares over the internet, by telephone or by mail. It is important that all American Resources Corporation shareholders, regardless of the number of shares owned, participate in the affairs of the Company.

Your vote is very important to us – participate in the future of American Resources Corporation and exercise your shareholder right by voting your shares right away.

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2026 Proxy Statement

Notice of Annual Meeting of Shareholders

You are cordially invited to attend the 2026 Annual Meeting of Shareholders of American Resources Corporation (herein referred to as the “Company,” “American Resources,” “us,” “our,” and “we”). This is your notice for the meeting. We will be conducting our Annual Meeting of Shareholders (“Annual Meeting”) solely in person, on the below date and time, at our corporate offices located at 12115 Visionary Way, Suite 174, Fishers, Indiana 46038. You or your proxyholder may participate or vote at the Annual Meeting by mailing the enclosed proxy card to the address cited on the provided postage-paid envelope or to the corporate address shown below, by voting online at www.AALvote.com/AREC, or by telephone at 1-866-804-9619.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting and vote their shares by mailing a proxy card to be received at the Annual Meeting or voting online at the website referenced above. Only those proxy cards received by the Company, or those votes cast online, on or before the Annual Meeting will have their votes counted.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration, and you will be assigned a control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2026 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and vote via the Internet, including how to demonstrate proof of stock ownership, are posted at www.AALvote.com/AREC. On the day of the annual meeting, you may only vote during the meeting by attending the meeting.

TIME AND DATE

9:00 AM (Eastern Time) on April 15, 2026

RECORD DATE

Shareholders as of February 17, 2026, are entitled to vote at the meeting.

LOCATION

American Resources Corporation’s corporate offices located at 12115 Visionary Way, Suite 174, Fishers, Indiana 46038. Please contact (646) 245-2465 if you have difficulty finding the office.

ITEMS OF BUSINESS

•	To elect the five nominees named in the Proxy Statement as directors to hold office until the 2027 Annual Meeting of Shareholders;

•	To approve GreenGrowth CPAs as our independent registered public accounting firm for the fiscal 2026; and

•	Shareholders will also transact such other business as may properly come before the annual meeting of shareholders to be held on April 15, 2026 (the "Annual Meeting"), or any adjournment or postponement thereof.

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2026 Proxy Statement

VOTING

Our Board of Directors is soliciting proxies to be voted at the 2026 Annual Meeting of Shareholders. Voting by Shareholders will occur during the Annual Meeting, through the mailing of the enclosed proxy card, with those proxy cards received by the time of our Annual Meeting being counted as part of our Shareholder vote, by telephone or online at http://www.AALvote.com/AREC, provided that any online votes are cast prior to the time of our Annual Meeting to be counted as part of our Shareholder vote. Each share of common stock of the Company entitles the holder to one vote at the Annual Meeting. You may vote either by attending the meeting in person, by voting online, or by proxy. For specific voting information, please see “Frequently Asked Questions About Voting” beginning on page 1 of the Proxy Statement that follows. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible.

You may vote by proxy over the Internet at www.AALvote.com/AREC,by toll-free telephone at 1-866-804-9619, or, if you requested and received paper copies of the proxy materials, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the meeting regardless of whether you attend the virtual meeting.

In accordance with the Securities and Exchange Commission’s “notice and access” model, we are providing our Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 to you online with paper copies available, free of charge, upon request. On or about March 6, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable. We believe this process provides our shareholders with a convenient way to access the proxy materials and submit their proxies online, while allowing us to reduce our environmental impact as well as the costs of printing and distribution.

Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting as your proxy is revocable at your option. Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process.

YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible. Make sure to have you proxy card and VIF in hand.

Thank you for your continued interest in American Resources Corporation.

Sincerely,

Mark C. Jensen

Chairman and Chief Executive Officer

March 6, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 15, 2026 at 9:00 AM EST:

The notice of the 2026 Annual Meeting of Shareholders, Proxy Statement and link to the 2024 Annual Report to Shareholders will be mailed to shareholders as of record date February 17, 2026. The notice of the Proxy Statement and Annual Report are also available online at https://web.viewproxy.com/AREC/2026.

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2026 Proxy Statement

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2026 Proxy Statement

American Resources Corporation

12115 Visionary Way, Suite 174

Fishers, Indiana 46038

(317) 855-9926

www.AmericanResourcesCorp.com

Proxy Statement

FREQUENTLY ASKED QUESTIONS ABOUT VOTING

Where is the Annual Meeting?

The Annual Meeting will be held at the corporate offices of American Resources Corporation located at 12115 Visionary Way, Suite 174, Fishers, Indiana 46038.

Is there an option to participate virtually?

Unfortunately, the meeting will be held in-person only. Those who cannot attend are encouraged to submit their proxy card to vote on matters presented at the Annual Meeting or vote online by visiting www.FCRvote.com/AREC prior to the date and time of the meeting.

On what am I voting?

The Board of Director have set forth a description of each item in this Proxy Statement. In summary, the Board of Directors and the Audit Committee have called the following items to a vote:

•	The election of the five nominees named in this Proxy Statement as directors.
•	The ratification of the appointment of GreenGrowth CPAs as our independent registered public accounting firm for the fiscal 2026.

Who may vote?

Shareholders recorded in our stock register at the close of business on February 17, 2026 may vote at the meeting. As of that date, there were 106,925,819 shares of our common stock outstanding.

How many votes do I have?

You have one vote for each share of our common stock you owned as of the record date for the meeting.

How do I vote?

Our proxy materials are available to shareholders on the Internet and by mail. You may read, print and download our 2024 Annual Report on Form 10-K, Proxy Statement and proxy card athttps://web.viewproxy.com/AREC/2026.

On an ongoing basis, shareholders may request to receive proxy materials in printed form by mail or electronically by e- mail. You may vote your shares by the Internet at www.AALvote.com/AREC , by telephone by dialing 1-866-804-9619, by regular mail or by attending the virtual meeting. Each of these voting options is described in the Notice of Availability of Proxy Materials (the “Notice of Availability” or “Notice”) and the proxy card.

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2026 Proxy Statement

To ensure that your vote is counted at the meeting, regardless of whether you plan to attend the meeting virtually, you should vote by using the Internet voting option on your proxy card or mailing in your proxy card to American Resources’ address shown above. If you return an executed proxy card without marking your instructions, your executed proxy card will be voted in accordance with the recommendations of the board of directors (the “Board” or “Board of Directors”). If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted per your instructions.

What are the Board of Director’s recommendations?

The Board of Director’s recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors and the Audit Committee recommend a vote as follows:

•	FOR the election of the five nominees named in this Proxy Statement as directors.
•	FOR the ratification of the appointment of GreenGrowth CPAs as our independent registered public accounting firm for the fiscal 2026.

If any other matters properly come before the Annual Meeting, we will vote the shares in accordance with our best judgment and discretion.

What if I change my mind after I have voted?

You may revoke your proxy before it is voted by:

•	submitting a new proxy card with a later date;

•	voting at the virtual meeting; or

•	giving written notice to the Corporate Secretary at American Resources’ address shown above.

Will my shares be voted if I do not provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted. If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. However, the proposal to elect directors is not considered routine. As a result, no broker may vote your shares on the proposal to elect directors without your specific instructions.

What constitutes a quorum?

To carry on the business of the meeting, we must have a quorum. This means at least a majority of the voting power of all of the outstanding shares of stock entitled to vote as of the record date must be represented at the meeting, either by proxy or by joining the virtual meeting. Shares of common stock owned by American Resources are not voted and do not count for this purpose.

Abstentions and proxies submitted by brokers that do not indicate a vote because they do not have discretionary authority and have not received instructions as to how to vote on a proposal (so-called “broker non-votes”) will be considered as present for quorum purposes.

What vote is required to approve the proposal to elect directors?

Under our bylaws, directors are elected by a plurality of the votes cast at the meeting. This means that the five directors who receive the most “for” votes are elected. Abstentions and broker non-votes will not affect the outcome of the vote. For additional information on the election of directors, see “Item 1: Election of Directors.”

Who conducts the proxy solicitation and how much will it cost?

American Resources is requesting your proxy for the annual shareholder meeting and will pay all the costs of requesting shareholder proxies. We can request proxies through the mail or by telephone, or Internet. We can use directors, officers and other employees of American Resources to request proxies. Directors, officers and other employees will not receive additional compensation for these services. We will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

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2026 Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

Our board of directors currently has 5 members. The board of directors has nominated all 5 directors for election at the Annual Meeting, to serve until the 2027 Annual Meeting of Shareholders or until their respective successor(s) have been elected and qualified.

We believe that our directors should satisfy a number of qualifications, including demonstrated integrity, a record of personal accomplishment, a commitment to participation in board activities, as well as other attributes. We also endeavor to have a board that represents a range of qualifications, skills, and depth of experience in areas that are relevant to and contribute to the board’s oversight and the Company’s overall activities. The board considers these key experiences, qualifications, skills, attributes, and the nominees’ other qualifications in determining to recommend that they be nominated to the board.

Board Diversity Matrix as of January 1, 2026

Board Size:
Total Number of Directors	5
Gender:	Female	Male	Non-Binary	Gender Undisclosed
Directors	1	4	0	0
Number of Directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or Natice American	0	0	0	0
Asian (other than South Asian)	0	0	0	0
South Asian	0	0	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian Or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races Or Ethnicities	0	0	0	0
LGBTQ+	0

Nominees for Directors

Each of our directors will be elected at this year’s meeting to a one-year term expiring at the Annual Meeting of Shareholders in 2026.

If any nominee becomes unavailable for election, the Board of Directors can name a substitute nominee, and proxies will be voted for the substitute nominee pursuant to discretionary authority.

Listed below are the biographies of each director nominee. The biographies include information regarding each individual’s service as a director of the Company, business experience, director positions at public companies held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position
Mark C. Jensen	46	Chairman of the Board, Chief Executive Officer
Mark J. LaVerghetta	52	Director, Executive Vice President
Courtenay O. Taplin	73	Independent Director
D. Joshua Hawes	41	Independent Director
Gerardine G. Botte, PH.D.	53	Independent Director

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2026 Proxy Statement

MARK C. JENSEN

Board Chairman

Committee: Environmental, Health, and Safety Committee

Mr. Jensen has been an operator, investor and consultant in various natural resources and energy businesses. He has been highly involved in the navigation of numerous growth businesses to mature businesses, working as a managing member at T Squared Capital LLC since 2007, an investment firm focused on private equity styled investing in start-up businesses. Mr. Jensen has significant experience with major Wall Street firms such as Citigroup and graduated from the Kelley School of Business at Indiana University with a BS in Finance and International Studies with a focus on Business. He also studied in Sydney Australia through Boston University completing his International Studies degree with a focus on East Asian culture and business.

The Board nominated Mr. Jensen for his leadership, experience in finance and ability to lead mergers and acquisitions. There are no arrangements or understandings between him and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

MARK J. LAVERGHETTA

Director Nominee

Committee: Nomination Committee

Mr. LaVerghetta is a co-founder and Executive Director of ReElement Technologies Corporation, a developer of advanced refining capacity for rare earth elements and critical battery materials. He also serves as Executive Vice President of American Resources Corporation, where he has contributed to the Company’s strategic development across the critical minerals, recycling and refining supply chain. Mr. LaVerghetta has more than two decades of experience in finance and capital markets, including work with public companies and Wall Street institutions. His experience includes corporate strategy, capital formation, mergers and acquisitions, and the development and commercialization of businesses operating across the natural resources, rare earth and critical minerals sectors. As a co-founder of ReElement Technologies, Mr. LaVerghetta has supported the strategic development and commercialization of the Company’s rare earth and critical mineral refining platform. Mr. LaVerghetta is also co-founder and Chief Governance Officer of Land Betterment Corporation, an environmental solutions company focused on the redevelopment and upcycling of former coal mining and industrial sites to support sustainable community development. Mr. LaVerghetta holds a B.A. in Economics from the University of Virginia.

The Board nominated Mr. LaVerghetta for his experience in finance, capital markets, mergers and acquisitions, and strategic business development. There are no arrangements or understandings between Mr. LaVerghetta and any other persons pursuant to which he was selected as a director. Mr. LaVerghetta has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

COURTENAY O. TAPLIN

Independent Director Nominee

Committee: Audit

Mr. Taplin serves as Director of American Resources Corporation. He brings over 40 years of experience of sourcing and supplying iron ore, coke and metallurgical coal to the steel industry to assist American Resources with their supply chain, logistics, customers, overall corporate strategy. He has a vast knowledge of both the global and domestic marketplace where he works with both suppliers and consumers. Courtenay is currently Managing Director of Compass Point Resources, LLC which he founded in 2007. His prior experience includes Crown Coal & Coke Company and Pickands Mather & Company out of Cleveland, OH. Mr. Taplin attended Hobart College and received his degree from Case Western Reserve University

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2026 Proxy Statement

The Board nominated Mr. Taplin to serve as a director because of his experience and relationships in the raw materials and coking sector and his experience in managing growing businesses. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

D. Joshua Hawes

Independent Director Nominee

Committees: (1) Audit and (2) Compensation

Josh Hawes is an Independent Board Director at American Resources Corporation (AREC). He brings over 15+ years of leadership experience, specializing in commodities, buy-side/sell-side investments, and advanced technologies, to assist AREC with its capital markets plan and corporate strategy. He has a vast knowledge of capital markets integration with strategic vision and vertical integration. Josh is currently the chair of the Audit and Compensation committees for AREC. His prior experience includes chief strategy officer of USA Rare Earth, CEO of Delta1x and Hawking Alpha. Hawes holds licenses spanning commodities, investment banking, public, and private securities, including Series 3, 63, 65, 7, 79, 82, and SIE. As well, Josh holds several professional designations, such as Wharton Business School’s Corporate Governance program certificate , “Maximizing Your Effectiveness in the Boardroom,” and University of Cambridge Judge Business School, “ Circular Economy and Sustainability Strategies.” He is also holder of the Chartered Market Technician, Certified Hedge Fund Professional, and Qualified Family Office Professional A Wireless Software Engineering graduate from Auburn University.

The Board nominated Josh to serve as a director because of his experience and relationships in the critical minerals sector, banking sector and his experience in growth businesses. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

GERARDINE G. BOTTE

Independent Director Nominee

Committees: (1) Audit and (2) Compensation

Dr. Botte has over 20 years of experience in the development of electrochemical processes and advanced water treatment. She has served in leadership roles for the Electrochemical Society and is currently the Chair of the Electrochemical Process Engineering and Technology Division of the International Society of Electrochemistry. Dr. Botte also serves as the Editor in Chief of the Journal of Applied Electrochemistry. In 2014, she was named a Fellow of the Electrochemical Society for her contributions and innovation in electrochemical processes and engineering. She became a Chapter Fellow of the National Academy of Inventors in 2012. In 2010, she was named a Fellow of the World Technology Network for her contributions on the development of sustainable and environmental technologies. Prior to Texas Tech, Dr. Botte was University Distinguished Professor and Russ Professor of Chemical and Biomolecular Engineering at Ohio University, the founder and Director of Ohio University’s Center for Electrochemical Engineering Research, and the founder and Director of the Consortium for Electrochemical Processes and Technology – an Industry University Cooperative Research Center. Her entrepreneurial spirit has led to the commercialization of various technologies and has founded and co-founded various companies to help achieve this goal.

The Board nominated Dr. Botte to serve as a director because of her thought leadership in the technical innovations of in carbon and rare earth elements. She has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K

The Board of Directors recommends a vote FOR the election of each of the nominees as directors.

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2026 Proxy Statement

ITEM 2: SELECTION OF GREENGROWTH CPAs AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

The Board of Directors has selected GreenGrowth CPAs as our independent registered public accounting firm for the year ending December 31, 2026. A representative of GreenGrowth CPAs is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Shareholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of GreenGrowth CPAsto the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our shareholders’ best interests.

The following table sets forth the aggregate fees billed by our independent registered accounting firm for the fiscal years ended December 31, 2025 and December 31, 2024. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the table below.

	2024	2025
Audit fees - GBQ Partners LLC	210,00	138,000
Audit related fees - GBQ Partners LLC	$67,000	$52,000
Audit fees – BF Borgers, PC	-	-
Audit related fees – BF Borgers, PC	-	-
All other fees	277,000	190,000

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit Related Fees— This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees— This category consists of professional services rendered for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees— This category consists of fees for other miscellaneous items.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and audit-related services provided by GBQ Partners LLC in 2024 and 2025 consistent with the Audit Committee’s responsibility for engaging our independent auditors. The Audit Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with GBQ Partners LLC maintaining its independence.

The Board of Directors recommends a vote FOR the selection of each of GreenGrowth CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

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2026 Proxy Statement

CORPORATE GOVERNANCE

Criteria for Director Nominations

In assessing the qualifications of candidates for nomination as director, in addition to qualifications set forth in our bylaws, the Board considers whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board of Directors’ ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the Board of Directors to fulfill their duties.

Although the Board is willing to consider candidates recommended by our shareholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by our shareholders. The Board believes that a formal policy is not necessary or appropriate because of the small size of the Board and because the current Board already has a diversity of business background and industry experience. Our Board will consider director candidates recommended by shareholders who are highly qualified in terms of business experience and both willing and expressly interested in serving on the Board. Shareholders recommending candidates for consideration should send their recommendations to us at our principal executive offices (American Resources Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038) in accordance with the procedures described in our amended and restated bylaws. The Board will consider recommendations for the 2026 Annual Meeting of Shareholders if they are received by the close of business on March 27, 2026.

Director Independence

The Board of Directors determined that Messrs. Taplin and Hawes and Dr. Botte are independent within the meaning of the listing standards for general independence of the NASDAQ Global Select Market.

Under the listing standards, the Audit Committee is required to be composed solely of independent directors. The standards for audit committee membership include additional requirements under rules of the Securities and Exchange Commission (the “SEC”). The Board has determined that all of the members of the audit committee meet the applicable independence requirements.

Code of Conduct and Financial Code of Ethics

Our Code of Conduct and Financial Code of Ethics provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. The Code of Conduct and Financial Code of Ethics are available on our Internet website, www.americanresourcescorp.com/investor-relations.

We intend to post on our website any amendments to, or waivers of, any provision of the Code of Conduct or Financial Code of Ethics to the extent applicable to our Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer or that relates to any element of the SEC’s definition of a “code of ethics.”

Conflicts of Interest and Related-Party Transactions

The Audit Committee will address and resolve any issues with respect to related-party transactions and conflicts of interest involving our senior officers, directors or other “related persons” under Item 404(a) of the SEC’s Regulation S-K and in accordance with our Related Persons Transactions Policy.

Our Code of Conduct provides that all directors, officers and other employees should avoid actual conflicts of interest as well as potential conflicts of interest, and our Financial Code of Conduct, applicable to our Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer and other senior financial officers, similarly obligates those employees to handle actual or apparent conflicts of interest between personal and professional relationships in an ethical manner. Any questionable situation is required to be disclosed to an employee’s direct supervisor or the Chief Compliance Officer, which is currently our Chief Financial Officer.

Pursuant to our Code of Conduct and our Related Persons Transactions Policy, the Board has delegated to the Audit Committee the responsibility for reviewing and resolving any issues with respect to related-party transactions and conflicts of interests involving senior officers or directors of the Company or other related persons under the applicable rules of the SEC. Our Code of Conduct requires that (i) each director and officer shall promptly disclose to the Chief Compliance Officer any potential conflicts of interest he (or a member of such person’s immediate family) may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters, and (ii) the Chief Compliance Officer shall promptly advise the Audit Committee and the Chief Executive Officer of any potential conflicts of interest he or she may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters.

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2026 Proxy Statement

In accordance with our Related Persons Transactions Policy, in determining whether to approve or ratify a related- party transaction, the Committee will take into account, among other factors it deems appropriate: (1) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the benefits to the Company and the related person, (3) the extent of the related person’s interest in the transaction, (4) the nature of the interest of the related person and (5) whether the transaction may involve a conflict of interest.

Policy with Respect to Hedging Transactions

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As such, our employees, officer, directors or their designees are generally permitted to engage in these transactions.

Board Leadership

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as our Board believes it is in our best interests to make that determination based on our position and direction and membership of the Board. Currently, the position of Chief Executive Officer and Chairman are held both by Mr. Mark C. Jensen.

The Board’s Role in Risk Oversight

The Board of Directors is actively involved in the oversight of risks that could impact American Resources, and risk oversight is the responsibility of the full Board. The Board has ultimate oversight responsibility for the Company’s system of enterprise risk management.

Throughout the year, the full Board (or the appropriate committee in the case of risks in areas for which responsibility has been delegated to a particular committee) participates in reviews with management of the Company’s risk management process, the major risks facing the Company and steps taken to mitigate those risks. The Board reviews include litigation and other legal matters, regulatory developments, budget and policy, and industry and economic developments. In addition, existing committees help the Board carry out its responsibility for risk oversight by focusing on specific key areas of risk:

•	the Audit Committee oversees the management of financial risks;

•	the Compensation Committee oversees the management of risks relating to our employee compensation plans and arrangements; and

•	the Environmental, Health and Safety Committee oversees the management of risks relating to our environmental, health and safety policies, programs and initiatives.

Director Attendance

Last year, the Board met 10 times, and the standing committees met a total of 4 times. Each director attended 100% of the meetings (in person or by telephone) of the Board of Directors and each of the committees on which they served in 2025.

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2026 Proxy Statement

Board Organization and Committees

The Board oversees the management of the Company’s business and affairs. The Board appoints committees to help carry out its duties. The following table sets forth the standing committees of the Board and their members as of the date of this Proxy Statement, as well as the number of meetings each committee held during 2025:

Director	Audit Committee	Compensation Committee	Nomination Committee
Courtenay O. Taplin	X
D. Joshua Hawes	X*	X*
Gerardine G. Botte	X	X
Mark C. Jensen			x
Thomas M. Sauve			X*
Number of Meetings Held in 2025	4	4	4

* Indicates Chairperson

Audit Committee:

The primary responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibility for:

•	the integrity of the financial reports and other financial information provided by us to the public or any governmental body;
•	our compliance with legal and regulatory requirements;
•	our systems of internal controls over financial reporting;
•	the qualifications and independence of our independent auditors;
•	our auditing, accounting and financial reporting processes generally; and
•	the performance of such other functions as the Board may assign from time to time.

The Audit Committee has sole responsibility to appoint and, where appropriate, replace our independent auditors and to approve all audit engagement fees and terms. The Audit Committee’s report is on page 23.

The Board of Directors has determined that Mr. Hawes is an audit committee financial expert within the meaning of the regulations of the SEC, and that each member of the Audit Committee is independent for purposes of serving on such committee under the Nasdaq listing standards and applicable federal law.

Compensation Committee:

The primary responsibilities of the Compensation Committee are to assist the Board in fulfilling its oversight responsibility for:

•	our executive and director compensation; and
•	the administration of our stock incentive plans.

The Board of Directors has determined that Mr. Hawes meets the independence requirements applicable to the Compensation Committee under the Nasdaq rules. In addition, the Board determined that Mr. Hawes is a “non-employee director” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nomination Committee:

The primary responsibility of the Nomination Committee is to ensure the board has the right composition, skills, independence, and governance structure to effectively oversee the company.  Mr. Sauve has served as the committee chairperson and the Board of Directors has selected Mr. LaVerghetta as the committee chair for this fiscal year.

Executive Sessions of the Board

The small size of the Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. On occasion, the Board will hold separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.

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2026 Proxy Statement

Determining Executive and Director Compensation

The Compensation Committee of the Board is responsible for determining executive and director compensation. For executive officers, the Compensation Committee receive and review reports and recommendations from the Chief Executive Officer and Chief Financial Officer regarding the performance and recommended compensation of the other executive officers of the Company, and the Compensation Committee recommends to the Board the annual compensation, including salary, bonus, incentive and equity compensation, for such officers. The Chief Executive Officer and Chief Financial Officer may be present during Compensation Committee discussions evaluating and setting the compensation levels of the Company’s executive officers other than themselves, but they may not vote on such deliberations.

Shareholder Communications with Directors

Interested parties who wish to make concerns known to the non-management directors may communicate directly with the non-management directors by making a submission in writing to “Board of Directors (independent members)” in care of our Corporate Secretary at the address indicated on the first page of this Proxy Statement. Aside from this procedure for communications with the non-management directors, the entire Board of Directors will receive communications in writing from shareholders. Any such communications should be addressed to the Board of Directors in care of the Corporate Secretary at the same address.

Website Availability of Documents

American Resources’ Annual Report on Form 10-K, the charters of the Audit Committee, Compensation Committee, and Environmental, Health and Safety Committee, the Code of Ethics and Financial Code of Conduct can be found on the Investor Relations section of our website at www.americanresourcescorp.com. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this Proxy Statement.

RELATED PARTY TRANSACTIONS

Transactions with Related Persons, Promoters and Certain Control Persons.

Effective January 1, 2022, the Company amended a Contract Services Agreement with Land Betterment Corp, an entity controlled by certain members of the Company’s management who are also directors and shareholders. The amended contract terms state that service costs are passed through to the Company with a 12.5% mark-up and a 50% share of cost savings. The agreement covers services across all of the Company’s properties. For the year ended December 31, 2024 and 2023, the amounts incurred under the agreement amounted to $4,216,528 and $2,519,180, respectively. The amount paid for the year ended December 31, 2024 and 2023 amounted to $4,966,536 and $4,952,800, respectively. As of December 31, 2024 and 2023, the amount due under the agreement amounted to $1,683,612 and $2,433,620, respectively. In addition, $2,800,000 and $1,400,000 in 2024 and 2023, respectively, was incurred related to project management services that Land Betterment Corp. provided for the WCC capital project. These project management services were all payable as of December 31, 2024 and 2023.

The Company is the holder of 2,000,000 LBX Tokens with a par value of $250 for each token. The token issuance process is undertaken by a related party, Land Betterment, and is predicated on proactive environmental stewardship and regulatory bond releases. As of December 31, 2024 and 2023, there is no market for the LBX Token and therefore no value has been assigned, respectively.

On June 11, 2020 the Company purchased $1,494,570 of secured debt including accrued interest that had been owed to Samuel Coal Holding Corp., by its operating subsidiary Samuel Coal Corp. As a result of the transaction, the Company became the creditor on the four notes. The notes are in default and have been fully impaired due to collectability uncertainty as of December 31, 2022.

On October 24, 2016, the Company sold certain mineral and land interests to a subsidiary of an entity, Land Resources & Royalties, LLC (“LRR”), owned by members of the Company’s management. LRR leases various parcels of land to AIC and engages in other activities creating miscellaneous income. The consideration for the transaction was a note in the amount of $178,683. The note bears no interest and is due in 2026. As of July 1, 2018, the accounts of Land Resources & Royalties, LLC have been deconsolidated from the financial statements based upon the ongoing review of its status as a variable interest entity. As of December 31, 2024 and 2023, amounts owed to LRR totaled $0 and $503,853, respectively.

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2026 Proxy Statement

The Company was the sponsor of American Opportunity Ventures LLC (“AMAO”) a blank check company organized on January 20, 2021 and effectuated its business combination with Royalty Management Corporation (“RMCO”) on October 23, 2023 and at that point changed its name to Royalty Management Holding Corporation. The Company provided AMAO with money as needed for working capital needs. The advances from the Company are non-interest bearing and payable upon demand by the Company. The Company made cash advances to AMAO of $531,613 for the year ended December 31, 2023. No cash advances were made in 2024. As of December 31, 2024 and December 31, 2023, the Company had a balance of $741,243 due from RMCO.

On January 13, 2023, ReElement Technologies Corporation (“RLMT”), a subsidiary of the Company, entered into a Line of Credit Agreement with LRR in the amount of $1,100,000 (the “Line of Credit”). Refer to Note 8 for further information on the convertible promissory notes.

As further described in Note 5, RLMT is the lessee under a 30 year lease agreement with LRR and Electrified Materials Corporation is the lessee under three commercial leases with LRR.

DIRECTOR COMPENSATION

The Compensation Committee of the Board oversees fee levels and other elements of compensation for American Resources’ directors.

Director Compensation Table

The table below and the narrative in the footnote provide compensation amounts for our non-employee directors for 2024 and 2025 as well as additional material information in connection with such amounts.

Director Compensation

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and principal position		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Mark C. Jensen (1)	2024	-0-	-0-	378,000	-0-	-0-	-0-	378,000
	2023	-0-	-0-	1,221,000	-0-	-0-	-0-	1,221,000

Thomas M. Sauve (2)	2024	-0-	-0-	207,000	-0-	-0-	-0-	207,000
	2023	-0-	-0-	915,750	-0-	-0-	-0-	915,750

Courtenay O. Taplin (3)	2024	-0-	-0-	134,597	-0-	-0-	-0-	134,597
	2023	-0-	-0-	292,500	-0-	-0-	-0-	292,500

Michael Layman (4)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	-0-	-0-	1,132,500	-0-	-0-	-0-	1,132,500

Dr. Gerardine Botte (5)	2024	-0-	-0-	193,500	-0-	-0-	-0-	193,500
	2023	-0-	-0-	292,500	-0-	-0-	-0-	292,500

Josh Hawes (6)	2024	-0-	-0-	320,000	-0-	-0-	-0-	320,000
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

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2026 Proxy Statement

(1)

The value of the Option Award to Directors in Column (d) represents the fair market value of the stock options awarded using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the stock options to the option holder. During 2024 and 2023, 800,000 and 300,000 of options were issued to Mr. Jensen, respectively.

(2)

The value of the Option Award to Directors in Column (d) represents the fair market value of the stock options awarded using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the stock options to the option holder. During 2024 and 2023, 625,000 and 225,000 of options were issued to Mr. Sauve, respectively.

(3)

Mr. Taplin was appointed as a director on November 15, 2018. The value of the Option Award to Directors in Column (d) represents the fair market value of the stock options awarded using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the stock options to the option holder. During 2024 and 2023, 150,000 and 150,000 options were issued to Mr. Taplin for his service on the board, respectively.

(4)

Mr. Layman was appointed as a director on July 16, 2020. The value of the Option Award to Directors in Column (d) represents the fair market value of the stock options awarded using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the stock options to the option holder. During 2024 and 2023, 0 and 750,000 options were issued to Mr. Layman, respectively.

(5)

Dr. Botte was appointed as a director on November 23, 2020. The value of the Option Award to Directors in Column (d) represents the fair market value of the stock options using the Black-Scholes Option Pricing Model, and does not represent the actual cash value of the stock options to the option holder. During 2024 and 2023, 150,000 options were issued to Dr. Botte for her service on the board.

(6)	Mr. Hawes was appointed as a director on August 16, 2023. During 2024, 250,000 options were issued to Mr. Hawes for his service on the board and chair of the audit and compensation committees.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

STOCK OWNERSHIP

The following table shows stock ownership of (a) each person who is known to us to own beneficially more than 5% of American Resources’ common stock, based solely on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, and (b) each director or nominee for director, the Chief Executive Officer, President, the Chief Financial Officer, the other executive officers for whom we are providing detailed compensation information under “Executive Compensation Tables” and our executive officers and directors as a group. Information for the executive officers and directors is given as of December 31, 2024 except as otherwise indicated. As of February 17, 2026, the Company had 106,925,819 shares of common stock issued, outstanding, and eligible to vote. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and, except as otherwise indicated, the respective holders have sole voting and investment powers over such shares.

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2026 Proxy Statement

All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors or Named Executive Officers (as defined below), as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o American Resources Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038.

Name and Address of Shareholder	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Owned
Golden Properties, Ltd. (2) (3)	9,102,246	8.51%
White River Ventures LLC (2) (4)	5,145,396	4.81%
Midwest General Investment Company LLC (2) (5)	4,399,501	4.11%

_________

(1)

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised;

(2)	Based on 106,925,819 shares of Common Stock deemed to be outstanding as of February 17, 2026. This percentage has been rounded for convenience;

(3)

Golden Properties, Ltd. is the owner of several Company common stock warrants for the purchase of shares of our Common Stock, which warrants are exercisable at such company’s discretion, subject to the following limitation on amount. The warrant agreements provide that at no time may Golden Properties, Ltd. or its affiliates exercise any warrant that would result in their ownership of more than 9.99% of the issued and outstanding shares of our Common Stock on the date of exercise. Additionally, as of December 31, 2024 Alexander Lau, who is a principal of Golden Properties and a beneficial owner through Golden Properties and a beneficial owner through TAU Holdings LTD., is believed to be a holder of 199,373 Class A Common shares. Accordingly, Golden Properties, Ltd. is presently deemed the beneficial owner of 9,102,246 shares of our Common Stock pursuant to Securities and Exchange Commission Rule 13d-3, promulgated under the Securities Exchange Act of 1934.

(4)	Thomas Sauve serves as sole manager of this entity.

(5)	Mark Jensen serves as sole manager of this entity.

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2026 Proxy Statement

Name	Number of Shares of Series A Preferred Stock Beneficially Owned (4)	Percent of Series A Preferred Stock Owned (5)	Common Stock Beneficially Owned (4)	Percent of Common Stock Beneficially Owned (6)

Officers and Directors

Mark C. Jensen, (7) Chief Executive Officer, Director	-	0%	89,981	0.08%

Thomas M. Sauve, (8) President, Director	-	0%	59,988	0.06%

Kirk P. Taylor, Chief Financial Officer	-	0%	1,624,883	1.52%

Tarlis R. Thompson, Chief Operating Officer	-	0%	163,170	0.15%

All Directors and Officers as a Group (4 persons)	-	0%	1,938,022	1.81%

5% Holders			23,980,108	22.43%

All Directors, Officers and 5% Holders as a Group (5 persons)	-	0%	35,535,027	33.23%

____________

(4)

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from December 31, 2024, upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised;

(5)	Based on 0 shares of Series A Convertible Preferred Stock outstanding as of December 31, 2024;

(6)	Based on 106,925,819 Class A Common Stock outstanding as of February 17, 2026. These percentages have been rounded for convenience;

(7)	Mr. Jensen beneficially owns 89,981 shares of our Class A Common Stock through his equity ownership in Westside Advisors LLC,.

(8)	Mr. Sauve beneficially owns 59,988 shares of our Class A Common Stock through his equity ownership in T Squared Capital LLC and Westside Advisors LLC.

EXECUTIVE OFFICERS

Name	Age	Position
Mark C. Jensen	46	Chief Executive Officer and Chairman of the Board
Thomas M. Sauve	47	President
Kirk P. Taylor	47	Chief Financial Officer
Tarlis R. Thompson	43	Chief Operating Officer

Biographical information for Messrs. Jensen and Sauve is set forth in this Proxy Statement under the heading “Item 1: Election of Directors.”

Kirk P. Taylor, CPA. Mr. Taylor conducts all tax and financial accounting roles of the organization, and has substantial experience in tax credit analysis and financial structure. Kirk’s main focus over his 13 years in public accounting had been the auditing, tax compliance, financial modeling and reporting on complex real estate and business transactions utilizing numerous federal and state tax credit and incentive programs. Prior to joining American Resources Corporation, Kirk was Chief Financial Officer of Quest Energy, Inc., ARC’s wholly-owned subsidiary. Prior to joining Quest Energy in 2015, he was a Manager at K.B. Parrish & Co. LLP where he worked since 2014. Prior to that, he worked at Katz Sapper Miller since 2012 as Manager. In addition, Kirk is an instructor for the CPA examination and has spoken at several training and industry conferences. He received a BS in Accounting and a BS in Finance from the Kelley School of Business at Indiana University, Bloomington Indiana and is currently completing his Masters of Business Administration from the University of Saint Francis at Fort Wayne, Indiana. Kirk serves his community in various ways including as the board treasurer for a community development corporation in Indianapolis, Indiana. Kirk does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Kirk and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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2026 Proxy Statement

Thomas M. Sauve.Mr. Sauve serves as President of American Resources Corporation as well as a Co-Founder and Director of Corporate Strategy of ReElement Technologies Corporation. Mr. Sauve has contributed to the Company’s strategic and asset development across the natural resources, critical minerals, recycling and refining supply chain. His experience includes corporate strategy, capital formation, mergers and acquisitions, and the development and commercialization of businesses operating across the natural resources, rare earth and critical minerals sectors. As a co-founder of ReElement Technologies, Mr. Sauve has supported the strategic development and commercialization of the Company’s rare earth and critical mineral refining platform. Mr. Sauve has been involved a number of energy related businesses. Prior he had been an investor and partner in various natural resources assets over the last ten years including coal mining operations and various oil and gas wells throughout Texas and the Appalachia region. Since 2007, Mr. Sauve also worked as a managing member at T Squared Capital LLC, an investment firm focused on private equity styled investing in start-up businesses. Mr. Sauve received his bachelor’s degree in Economics, magna cum laude, from the University of Rochester, New York, with additional studies at the Simon Graduate School of Business. There are no arrangements or understandings between Mr. Sauve and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Tarlis R. Thompson. Mr. Thompson overseas all operations at American Resources’ Central Appalachian subsidiaries, which includes McCoy Elkhorn, Deane Mining, Wyoming County Coal and Knott County Coal. In this role, Tarlis manages the activities at the company’s various coal processing facilities and loadout, coordinates coal production at the company’s various mines, manages environmental compliance and reclamation, and is responsible for coal quality control and shipments to customers. Tarlis graduated from Millard High School in Kentucky in 2001 and subsequently worked for Commercial Testing and Engineering, working underground, performing surveying services and coal sampling. In 2002 he joined SGS Minerals, working as a Quality Control Manager. Shortly thereafter, he joined Massey Energy, working as logistics manager for coal shipments via truck and train, as well as a coal quality manager, working under Jim Slater and Mike Smith. After several years at Massey, Tarlis joined Central Appalachian Mining (CAM), in charge of lab analysis and environmental compliance at CAM’s various processing plants and loadouts. Tarlis graduated from Millard High School and has additional courses in Mining Engineering from Virginia Tech (Training), Business Administration Management from National College in Pikeville, and LECO Certified Course from West Virginia Training Institute. Tarlis does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Tarlis and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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2026 Proxy Statement

EXECUTIVE COMPENSATION TABLES

The following table sets forth information concerning the annual and long-term compensation of our executive officers for services rendered in all capacities to us during the last two completed fiscal years. The listed individuals shall hereinafter be referred to as the “Named Executive Officers.” We also have included below a table regarding compensation paid to our directors who served during the last completed fiscal year. The address for all individuals identified in the following tables is 12115 Visionary Way, Suite 174, Fishers, IN 46038.

Summary Compensation Table - Officers

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(I)	(j)
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All other Compensation ($)	Total ($)

Mark C. Jensen, (1) CEO	2024	375,000	-0-	-0-	378,000	-0-	-0-	-0-	753,000
	2023	375,000	-0-	-0-	1,221,000	-0-	-0-	-0-	1,596,000

Thomas M. Sauve, (2) President	2024	300,000	-0-	-0-	207,000	-0-	-0-	8.417	515,417
	2023	300,000	-0-	-0-	915,750	-0-	-0-	8,074	1,223,824

Kirk P. Taylor, (3) CFO	2024	300,000	-0-	-0-	-0-	-0-	-0-	26,363	326,363
	2023	300,000	-0-	-0-	574,500			25,298	899,798

Tarlis R Thompson, (4) COO	2024	197,837	-0-	-0-	-0-	-0-	-0-	26,699	224,536
	2023	197,837	-0-	-0-	-0-	-0-	-0-	-0-	197,837

___________________

(1)

On October 1, 2020, the Company entered into an employment agreement, beginning January 1, 2021 and expiring on December 31, 2021, with Mr. Jensen increasing base pay to $250,000 and carrying certain performance bonuses which would be awarded by the board of directors. 60,976 options were issued under the new contract and vest immediately. 25,000 Options issued on January 28, 2021 and 450,000 Options were issued on December 13, 2021. On November 23, 2021, the Company entered into an employment agreement, beginning January 1, 2024 and expiring on December 31, 2024, with Mr. Jensen increasing base pay to $375,000 any carrying certain performance bonuses which would be awarded by the board of directors and stock options totaling 150,000. The Company issued 800,000 and 300,000 stock options in 2023 and 2024, respectively. The value in the option awards represents Black-Scholes Option Pricing Model fair market value. No bonus was awarded during 2023 and 2024.

(2)

On October 1, 2020, the Company entered into an employment agreement with Mr. Sauve increasing base pay to $200,000 and carrying certain performance bonuses which would be awarded by the board of directors. 49,342 options were issued under the new contract and vest immediately. 25,000 Options issued on January 28, 2021 and 275,000 Options were issued on December 13, 2021. On November 23, 2021, the Company entered into an employment agreement, beginning January 1, 2024 and expiring on December 31, 2024, with Mr. Sauve increasing base pay to $300,000 any carrying certain performance bonuses which would be awarded by the board of directors and stock options totaling 100,000. The Company issued 625,000 and 225,000 stock options in 2023 and 2024, respectively. The value in the option awards represents Black-Scholes Option Pricing Model fair market value. No bonus was awarded during 2023 and 2024. During 2024 and 2023, other compensation totaling $8,417 and $8,074 included health insurance reimbursement.

(3)

On October 1, 2020, the Company entered into an employment agreement with Mr. Taylor increasing base pay to $200,000 and carrying certain performance bonuses which would be awarded by the board of directors. 49,342 options were issued under the new contract and vest immediately. 25,000 Options issued on January 28, 2021 and 100,000 Options were issued on December 13, 2021. On November 23, 2021, the Company entered into an employment agreement, beginning January 1, 2024, and expiring on December 31, 2024, with Mr. Taylor increasing base pay to $300,000 any carrying certain performance bonuses which would be awarded by the board of directors and stock options totaling 100,000. The Company issued 450,000 and 0 stock options in 2023 and 2024, respectively. The value in the option awards represents Black-Scholes Option Pricing Model fair market value. No bonus was awarded during 2024 and 2023. During 2024 and 2023, other compensation totaling $26,363 and $25,298 included health insurance reimbursement.

(4)

There is no employment agreement in place for Mr. Thompson. 0 Options were issued during 2024. The value in the option awards represents Black-Scholes Option Pricing Model. During 2024 and 2023, other compensation totaling $26,699 and $0 included health insurance reimbursement.

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2026 Proxy Statement

The Company believes that the stock awards are an appropriate reward for the Company’s continued growth and expansion and further align the interests of named executives with the long-term interests of the Company’s stockholders.

Outstanding Equity Awards at Fiscal Year-End 2024

The following equity awards, including, options, restricted stock or other equity incentives from the Company to current officers are as follows:

- Chief Executive Officer:

•	November 23, 2020 to purchase up to 85,976 shares of our Company at $1.64 per share. Those options vest upon issuance.
•	February 3, 2021 to purchase up to 25,000 shares of our Company at $2.56 per share. Those options vest upon issuance.
•	December 13, 2021 to purchase up to 450,000 shares of our Company at $1.74 per share. Those options vest over 9 years.
•

June 28, 2022 to purchase up to 300,000 shares of our Company at $1.52 per share. Those options vest over 5 years.

July 27, 2022 to purchase up to 100,000 shares of our Company at $1.94 per share. Those options vest over 2 years.

•

January 1, 2023 to purchase 150,000 shares of our Company at $1.32 per share. Those options vest over 4.25 years.

April 19, 2023 to purchase 350,000 shares of our Company at $1.29 per share. Those options vest over 5 years.

July 18, 2023 to purchase 300,000 shares of our Company at $1.95 per share. Those options vest over 5.25 years.

February 8, 2024 to purchase 50,001 shares of our Company at $1.29 per share. Those options vest over 1 years.

February 8, 2024 to purchase 249,999 shares of our Company at $1.29 per share. Those options vest over 5.25 years.

- President:

•	November 23, 2020 to purchase up to 70,732 shares of our Company at $1.64 per share. Those options vest upon issuance.
•	February 3, 2021 to purchase up to 25,000 shares of our Company at $2.56 per share. Those options vest upon issuance.
•	December 13, 2021 to purchase up to 275,000 shares of our Company at $1.74 per share. Those options vest over 7 years.
•

June 28, 2022 to purchase up to 175,000 shares of our Company at $1.52 per share. Those options vest over 3 years.

July 27, 2022 to purchase up to 100,000 shares of our Company at $1.94 per share. Those options vest over 2 years.

•

January 1, 2023 to purchase 100,000 shares of our Company at $1.32 per share. Those options vest over 4.25 years.

April 19, 2023 to purchase 350,000 shares of our Company at $1.29 per share. Those options vest over 5 years.

July 18, 2023 to purchase 175,000 shares of our Company at $1.95 per share. Those options vest over 4.75 years.

February 8, 2024 to purchase 175,000 shares of our Company at $1.29 per share. Those options vest over 4.75 years.

August 29, 2024 to purchase 50,000 shares of our Company at $0.54 per share. Those options vest over 3 years.

- Chief Financial Officer:

•	November 23, 2020 to purchase up to 45,732 shares of our Company at $1.64 per share. Those options vest upon issuance.
•	February 3, 2021 to purchase up to 25,000 shares of our Company at $2.56 per share. Those options vest upon issuance.
•	December 13, 2021 to purchase up to 100,000 shares of our Company at $1.74 per share. Those options vest over 7 years.
•	July 27, 2022 to purchase up to 100,000 shares of our Company at $1.94 per share. Those options vest over 2 years.
•

January 1, 2023 to purchase 100,000 shares of our Company at $1.32 per share. Those options vest over 4.25 years.

April 19, 2023 to purchase 350,000 shares of our Company at $1.29 per share. Those options vest over 5 years.

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2026 Proxy Statement

- Chief Operating Officer, who was issued options under our Employee Incentive Stock Option Plan on

•	September 12, 2018 to purchase up to 136,830 shares of our Company at $1.00 per share. Those options vest equally over the course of three years.
•	June 5, 2019 to purchase up to 75,000 shares of our Company at $2.63 per share
•	June 18, 2020 to purchase up to 500,000 shares of our Company at $1.13 per share
•	December 13, 2021 to purchase up to 200,000 shares of our Company at $1.74 per share. Those options vest over 7 years.

Potential Payments upon Change in Control or Termination

If during the term of the contract, there is a change in control event involving the Company, the contract shall stay in force with the surviving operating entity or have the Executive’s option of being bought out for 100% of base salary plus any earned and accrued bonuses.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility for independent oversight of the quality and integrity of the accounting, auditing and financial reporting practices of American Resources. The Audit Committee is responsible for the appointment, compensation, retention, oversight and evaluation of the independent external audit firm retained to audit American Resources’ financial statements. Further description of the Audit Committee’s responsibilities is provided in the Audit Committee Charter available at www.americanresourcescorp.com.

The Audit Committee is composed of four directors, each of whom is independent as defined by the NASDAQ Global Select Market listing standards. The relevant experience and qualifications of the directors are set forth in director biographies included in this Proxy Statement. After reviewing qualifications and evaluating independence and past performance, the Audit Committee retained the registered accounting firm of GBQ Partners LLC as the Company’s independent auditor (the “Independent Auditor”).

In discharging its oversight responsibility as to the audit process, the Audit Committee (a) obtained from the independent auditor a formal written statement describing all relationships between the Independent Auditor and its representatives and American Resources that might reasonably be thought to bear on the auditor’s independence consistent with applicable Public Company Accounting Oversight Board (PCAOB) requirements and (b) discussed with the Independent Auditor any relationships that may impact the objectivity and independence of the Independent Auditor. The Audit Committee reviewed with the independent auditor the audit plans, audit scope and identification of audit risks. The Audit Committee discussed and reviewed with the Independent Auditor all communications and other matters required to be discussed by the applicable requirements of the PCOAB and the Securities and Exchange Commission (SEC), including those described in PCAOB Auditing Standard No. 16, as amended (Communication with Audit Committees).

24

2026 Proxy Statement

The Audit Committee established a practice to meet at least once per year with the Compensation Committee and the Environment and Health and Safety Committee, currently charged with oversight of management’s response to the risks related to the Coronavirus and cyber security, to review the material issues before these Committee’s and the practices of the Committees in responding thereto, particularly as they relate to enterprise risk.

Management has the responsibility for the preparation of American Resources’ financial statements and for its internal controls and has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The independent auditor has the responsibility for the examination of those statements and the related audit of internal control over financial reporting. During 2025, the Audit Committee met 4 times with management and the independent auditor, including meetings to discuss the interim financial information contained in each quarterly earnings announcement prior to public release. The Audit Committee reviewed and discussed the audited financial statements of American Resources as of and for the fiscal year, separately and together with management and the Independent Auditor. The Audit Committee also reviewed and discussed, separately and together with management and the independent auditor, management’s report on internal control over financial reporting and the independent auditor’s examination of and report on the quality and adequacy of American Resources’ internal financial controls and reporting and the testing of those controls.

Based on the above-mentioned review and discussions with management and the independent auditor, the Audit Committee recommended to the Board that American Resources’ audited financial statements for the fiscal year ended December 31, 2024, be included in its Annual Report on Form 10-K for filing with the SEC.

D. Joshua Hawes, Chairman
Gerardine Botte
Courtenay Taplin

PRINCIPAL ACCOUNTING FIRM FEES

The Audit Committee of the Board has appointed GreenGrowth CPAs as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. The Company does not expect that representatives of GreenGrowth CPAs to be present at the Annual Meeting. On November 21, 2025 the Audit Committee of the Board of Directors approved the appointment of GreenGrowth CPAs as the Company new independent registered public accounting firm.

Aggregate fees related to services provided to American Resources for the fiscal years ended December 31, 2025 and 2024 by the Company’s principal accounting firms during that timeframe, GBQ Partners LLC and BF Borgers CPA PC, are set forth below.

	2024	2025
Audit fees - GBQ Partners LLC	210,000	138,000
Audit related fees - GBQ Partners LLC	$67,000	$52,000
Audit fees – BF Borgers, PC	-	-
Audit related fees – BF Borgers, PC	-	-
All other fees	277,000	190,000

25

2026 Proxy Statement

Audit Committee Policies and Procedures for Preapproval of Audit and Non-Audit Services

The Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided our independent registered public accounting firm. The policy requires that all services our independent registered public accounting firm provides to us be pre-approved by the Audit Committee. The Audit Committee approved all services provided by GBQ Partners LLC and GreenGrowth CPAs during 2024 and 2025.

During 2025, no preapproval requirements were waived for services included in the Audit-related fees caption of the fee table above pursuant to the limited waiver provisions in applicable rules of the SEC.

GENERAL INFORMATION

In accordance with the SEC’s “notice and access” model, we are providing our Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 to you online with paper copies available, free of charge, upon request. On or about June 6, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable.

The Proxy Statement and proxy card are being furnished at the direction of the Board of Directors. We will pay all solicitation costs. We will reimburse brokerage firms, nominees, fiduciaries, custodians, and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock. In addition, certain of our directors, officers and employees may solicit proxies by telephone and personal contact.

The Board of Directors does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

Shareholder Proposals for 2026 Annual Meeting

Any shareholder who intends to present a proposal at the 2026 Annual Meeting of Shareholders and who requests inclusion of the proposal in American Resources’ Proxy Statement and form of proxy in accordance with SEC Rule 14a-8 must file such proposal with us at our principal executive offices (American Resources Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038) no later than the close of business on March 27, 2026.

Householding of Annual Meeting Materials

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and notice may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability and/or Proxy Statement either now or in the future, please contact our Secretary either by calling (317) 855-9926 or by mailing a request to Attn: Secretary, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038. Upon written or oral request to the Secretary, we will promptly provide a separate copy of the Annual Report and this Proxy Statement and notice. In addition, shareholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of Proxy Statements may request to receive a single Notice of Internet Availability or a single copy of Proxy Statements in the future in the same manner as described above.

Annual Report to Shareholders

The Annual Report to Shareholders, which includes a copy of our Annual Report on Form 10-K containing our consolidated financial statements for the year ended December 31, 2024, accompanies the proxy material being mailed to all shareholders. The Annual Report is not part of the proxy solicitation material.

By Order of the Board of Directors,

Mark C. Jensen

Chairman of the Board & Chief Executive Officer

26

AMERICAN
RESOURCES CORPORATION

NAME & ADDRESS HERE

As a stockholder of American Resources Corporation, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm, Eastern Time, on April 14, 2026.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to http://www.AALvote.com/AREC
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

AMERICAN RESOURCES CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
APRIL 15, 2026 AT 10:00 a.m. EASTERN DAYLIGHT TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN RESOURCES CORPORATION

The stockholder(s) hereby appoint(s) Kirk P. Taylor, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of American Resources Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the Company Offices, 12115 Visionary Way, Suite 174, Fishers, IN 46038 at 10:00 a.m. EDT on April 15, 2026, and any adjournment or postponement thereof.

Please check here if you plan to attend the Annual Meeting. ☐

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature ____________________

Date ____________________

Title ____________________

Signature (Joint Owners) ____________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

The Notice, Proxy Statement, and Annual Report are available at:
https://web.viewproxy.com/AREC/2026

▼PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▼

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR each of the nominees listed in Proposal No. 1 and FOR Proposal No. 2.

Your Board of Directors recommends a vote FOR each of the nominees listed in Proposal No. 1.

Please mark your votes like this [X]

1. ELECTION OF DIRECTORS:	FOR	WITHOLD
(1) Mark C. Jensen	☐	☐
(2) Mark J. LaVerghetta	☐	☐
(3) Courtenay O. Taplin	☐	☐
(4) D. Joshua Hawes	☐	☐
(5) Dr. Gerardine G. Botte	☐	☐

Your Board of Directors recommends a vote FOR each of Proposal No. 2.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: Such other business that may properly come before the meeting.